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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 14, 1996




                                   VISTA 2000, INC.
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                (Exact Name of Registrant as Specified in its Charter

                                   State of Delaware
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                    (State or Other Jurisdiction of Incorporation)



        0-23204                                      58-1972066
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(Commission File Number)               (I.R.S. Employer Identification Number)


736 Johnson Ferry Road, Building C, Marietta, Georgia             30067
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    (Address of Principal Executive Offices)                    (Zip Code)


                               (770) 971-4344
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             (Registrant's Telephone Number, Including Area Code)


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           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     Section 2.3 of the Bylaws of the Registrant has been amended as follows:

          SPECIAL MEETINGS OF THE SHAREHOLDERS. Special Meetings of the shareholders for any purpose or purposes may be called by the Chairman of the Board, and shall be called by the Chairman of the Board or the Secretary at the request in writing of two-thirds of the Board of Directors. After the first annual Shareholders Meeting following adoption of this Section 2.3 of the Bylaws, Special Meetings of the Shareholders may also be called at the request in writing of a shareholder or shareholders owning twenty (20%) percent of the outstanding common shares of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at all special meetings shall be confined to the subjects stated in the notice of special meeting and matters germane thereto.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISTA 2000, INC.


                                  By:     /s/ G. Louis Graziadio, III
                                      ----------------------------------------
                                       G. Louis Graziadio, III, President

Dated: October 14, 1996